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               AMENDMENT NUMBER ONE TO INTER-COMPANY SECURITY AGREEMENT
                           (PROSPECT MEDICAL SYSTEMS, INC.)


          This AMENDMENT NUMBER ONE TO INTER-COMPANY SECURITY AGREEMENT, dated as of September 25, 1997 (this "AMENDMENT"), is entered into between PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation ("DEBTOR"), and PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("SECURED PARTY"), with reference to the following facts:

                                   R E C I T A L S

          A. Debtor and Secured Party have previously entered into that certain Security Agreement, dated as of July 14, 1997 (the "SECURITY AGREEMENT"), in order to secure obligations owing by Debtor to Secured Party under a Secured Promissory Note, dated as of even date with the Security Agreement;

          B.   Debtor is issuing to Secured Party a second Secured Promissory
Note in the principal amount of Five Million Dollars ($5,000,000), dated as of even date herewith (the "NOTE TWO)"; and

          B. Debtor and Secured Party are entering into this Amendment in order to secure the payment of Note Two and all other obligations of Debtor owing to Secured Party by the Security Agreement.

                                  A G R E E M E N T

          1. AMENDMENT TO SECTION 1.1. The definition of "SECURED OBLIGATIONS" set forth in Section 1.1 of the Security Agreement is hereby amended in its entirety as follows:

                         "SECURED OBLIGATIONS" shall mean any and all debts, liabilities, obligations, or undertakings owing by Debtor to Secured Party, whether direct or indirect, absolute or contingent, matured or unmatured, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest not paid when due and all Secured Party Expenses which Debtor is required to pay or reimburse pursuant to this Security Agreement, the other Loan Documents or by law. Without limiting the generality of the foregoing, the Secured Obligations include, without limitation, all obligations evidenced by the Note and the Note Two.

          2. AMENDMENT TO SECTION 5. Section 5 of the Security Agreement is hereby amended in its entirety as follows:


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                    "5.  EVENT OF DEFAULT.  Failure by Debtor to make any
               payment required under any Secured Obligation when due, whether for principal, interest, or otherwise, shall constitute an Event of Default under this Security Agreement.

          3. EFFECTIVENESS. The effectiveness of this Amendment is subject to and contingent upon the execution and delivery of this Amendment by Debtor and Secured Party.

          4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          5. AFFIRMATION. The Security Agreement as amended hereby, and all other agreements, instruments and documents executed between Debtor and Secured Party, or by Debtor in favor of Secured Party, remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        PROSPECT MEDICAL SYSTEMS, INC.,
                                        a Delaware corporation


                                        By /s/ Thomas A. Maloof
                                           -----------------------------------

                                             Title CFO
                                                  ----------------------------


                                        PROSPECT MEDICAL HOLDINGS, INC.
                                        a Delaware corporation


                                        By /s/ Thomas A. Maloof
                                           ----------------------------------

                                             Title CFO
                                                   --------------------------


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